SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):
June 7, 2016

ALLIANCE DATA SYSTEMS CORPORATION
(Exact Name of Registrant as Specified in Charter)

DELAWARE	001-15749	31-1429215
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

7500 DALLAS PARKWAY, SUITE 700
PLANO, TEXAS 75024
(Address and Zip Code of Principal Executive Offices)

(214) 494-3000
(Registrant's Telephone Number, including Area Code)

NOT APPLICABLE
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

ITEM 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On February 16, 2016, the Board of Directors ("Board") of Alliance Data Systems Corporation (the "Company") adopted an amendment to the Company's Second Amended and Restated Certificate of Incorporation ("Second Restated Certificate of Incorporation") to eliminate restrictions on removal of directors, to become effective upon approval by the Company's stockholders of proposal three contained in the Company's proxy statement for the 2016 annual meeting of stockholders and filing with the Secretary of State of the State of Delaware.  At the annual meeting of stockholders of the Company held June 7, 2016 (the "Annual Meeting"), the Company's stockholders approved this amendment and the Company filed the Certificate of Amendment to the Second Amended and Restated Certificate of Incorporation of the Company (the "Certificate of Amendment") with the Secretary of State of the State of Delaware on June 7, 2016.

The preceding description of the Certificate of Amendment is subject to, and qualified in its entirety by, reference to the full text of the Certificate of Amendment, a copy of which is attached as Exhibit 3.1 to this Current Report on Form 8-K and incorporated herein by reference.

On June 8, 2016, the Board adopted the Third Amended and Restated Certificate of Incorporation ("Third Restated Certificate of Incorporation") of the Company for the sole purpose of integrating the amendments to the Second Restated Certificate of Incorporation, to become effective upon filing with the Secretary of State of the State of Delaware. The Company filed the Third Restated Certificate of Incorporation with the Secretary of State of the State of Delaware on June 8, 2016.

The preceding description of the Third Restated Certificate of Incorporation is subject to, and qualified in its entirety by, reference to the full text of the Third Restated Certificate of Incorporation, a copy of which is attached as Exhibit 3.2 to this Current Report on Form 8-K and incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On June 7, 2016, the Company's Annual Meeting was held at the Company's corporate headquarters at 7500 Dallas Parkway, Suite 700, Plano, Texas 75024.  A total of  50,119,425 shares of the Company's common stock were present or represented by proxy at the Annual Meeting, representing approximately 84.79% of the Company's shares outstanding as of April 8, 2016, the record date set for the Annual Meeting. The matters voted on at the Annual Meeting and the results for each matter were as follows:

(a) Each of Bruce K. Anderson, Roger H. Ballou, D. Keith Cobb, E. Linn Draper, Jr., Edward J. Heffernan, Kenneth R. Jensen, Robert A. Minicucci and Laurie A. Tucker was elected as a director of the Company to serve until the 2017 annual meeting of stockholders.

Bruce K. Anderson

45,893,950	For
1,026,119	Against
25,629	Abstain
3,173,727	Broker Non-Votes

Roger H. Ballou

45,030,361	For
1,532,713	Against
382,624	Abstain
3,173,727	Broker Non-Votes

D. Keith Cobb

46,080,231	For
857,526	Against
7,941	Abstain
3,173,727	Broker Non-Votes

E. Linn Draper, Jr.

46,220,719	For
699,209	Against
25,770	Abstain
3,173,727	Broker Non-Votes

Edward J. Heffernan

46,244,249	For
693,889	Against
7,560	Abstain
3,173,727	Broker Non-Votes

Kenneth R. Jensen

45,624,949	For
938,505	Against
382,244	Abstain
3,173,727	Broker Non-Votes

 Robert A. Minicucci

45,953,409	For
902,080	Against
90,209	Abstain
3,173,727	Broker Non-Votes

 Laurie A. Tucker

46,808,741	For
129,693	Against
7,264	Abstain
3,173,727	Broker Non-Votes

(b) Executive compensation was approved, on an advisory basis, by the Company's stockholders.

46,378,480	For
520,221	Against
46,997	Abstain
3,173,727	Broker Non-Votes

  (c) An amendment to the Company's certificate of incorporation to eliminate restrictions on removal of directors was approved by the Company's stockholders as a routine matter for which brokers are permitted to vote without direction per New York Stock Exchange Rule 452. *

49,990,585	For
128,840	Against

* If such proposal is considered a non-routine matter for which brokers are not permitted to vote without direction, the results would be as follows.

46,816,858	For
3,302,567	Against

(d) The selection of Deloitte & Touche LLP as the Company's independent registered public accounting firm for 2016 was ratified by the Company's stockholders.

49,696,422	For
414,363	Against
8,640	Abstain

ITEM 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Document Description

3.1	Certificate of Amendment to the Second Amended and Restated Certificate of Incorporation of Alliance Data Systems Corporation

3.2	Third Amended and Restated Certificate of Incorporation of Alliance Data Systems Corporation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Alliance Data Systems Corporation

Date: June 10, 2016	By:	/s/ Charles L. Horn
Charles L. Horn
Executive Vice President and
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Document Description

3.1	Certificate of Amendment to the Second Amended and Restated Certificate of Incorporation of Alliance Data Systems Corporation

3.2	Third Amended and Restated Certificate of Incorporation of Alliance Data Systems Corporation